SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2006

                          ActiveCore Technologies, Inc.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Nevada                    000-30397                 65-6998896
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                        156 Front Street West, Suite 210
                            Toronto, Ontario M5J-2L6
             -----------------------------------------------------
                    (Address of principal executive offices)

                                 (416) 252-6200
             -----------------------------------------------------
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS

Item 4.01  Changes in Registrant's Certifying Accountant
Item 9.01  Financial Statements and Exhibits
SIGNATURES
EXHIBIT 16

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

ITEM 4.01   Changes in Registrant's Certifying Accountant

      (a) (i) On January 18, 2006, BDO Dunwoody LLP ("BDO") resigned as independent accountants for ActiveCore Technologies, Inc. BDO served as auditors for ActiveCore's financial statements for the single fiscal year ended December 31, 2004.

            (ii) The report of BDO on ActiveCore's financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles , except that BDO's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2004 included an explanatory paragraph in which the auditors stated that there was substantial doubt as to the Company's ability to continue as a going concern.

            (iii) During the fiscal year ended December 31, 2004 and the subsequent interim periods prior to the resignation of BDO, there were no disagreements between ActiveCore and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report.

      (b) (i) On January 23, 2006, ActiveCore engaged Weinberg and Company, P.A. ("Weinberg") to serve as auditors for its financial statements for the year ended December 31, 2005.

            (ii) During its fiscal years ended December 31, 2004 and December 31, 2005 and any subsequent period prior to the resignation of BDO, Activecore did not consult with Weinberg concerning the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on ActiveCore's financial statements and no written or oral advice was provided by Weinberg that was an important factor considered by ActiveCore in reaching a decision as to the accounting, auditing, or financial reporting issue.

      (c) ActiveCore has provided BDO with a copy of the disclosures contained herein and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by ActiveCore in response to this item and, if not, stating the respects in which it does not agree. ActiveCore is filing as an exhibit to this Form 8-K (Exhibit 16) the response of BDO concerning those disclosures.

ITEM 9.01   Financial Statements and Exhibits



                                    EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -----------
    16 Letter from BDO Dunwoody LLP addressed to the Securities and Exchange Commission regarding its agreement to the statement made herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ACTIVECORE TECHNOLOGIES, INC.



January 24, 2006                             By:  /s/ Peter Hamilton
                                                ----------------------------
                                                Peter Hamilton
                                                Chief Executive Officer